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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                DECEMBER 13, 1999
(Date of earliest event reported)


                             MERCHANTS BANCORP, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


     0-14484                                            36-3182868
(Commission File Number)                (I.R.S. Employer Identification Number)


1851 WEST GALENA BOULEVARD, AURORA, ILLINOIS                           60507
(Address of principal executive offices)                             (Zip Code)


                                 (630) 907-9000
             (Registrant's telephone number, including area code)

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ITEM 5.    OTHER INFORMATION

     On December 13, 1999, Merchants Bancorp, Inc. ("Merchants") notified its stockholders of its intention to convene its special meeting of stockholders at the previously scheduled time of 9:00 a.m. (local time) on Wednesday, December 22, 1999 and then immediately adjourn such meeting to 9:00 a.m. (local time) on Tuesday, January 4, 2000. A copy of this letter is attached as Exhibit 99.1.

     This Form 8-K and Exhibit 99 hereto is incorporated by reference into Old Kent Financial Corporation's Form S-4 Registration Statement (Reg. No. 333-89245) to update the information into the prospectus and proxy statement regarding the date of Merchants' special meeting of stockholders.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

           None.

     (b)   PRO FORMA FINANCIAL INFORMATION.

           None.

     (c)   EXHIBITS.

           99.1  Letter to Merchants Stockholders dated December 13, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MERCHANTS BANCORP, INC.

Dated: December 13, 1999                 By:   /s/ Calvin R Myers
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                                               Calvin R. Myers
                                               Chairman, President and Chief
                                               Executive Officer


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